Forum Energy Technologies Cowen Energy Conference

Confidential 2 Forward Looking Statements The statements made during this presentation, including the answers to your questions, include information that the Company believes to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements involve risk and uncertainties that may cause actual results or events to differ materially from those expressed or implied in such statements. Those risks include, among other things, matters that the Company has described in its earnings release and in its filings with the Securities and Exchange Commission. The Company does not undertake any ongoing obligation, other than that imposed by law, to publicly update or revise any forward-looking statements to reflect future events, information, or circumstances that arise after this presentation. In addition, this presentation contains time sensitive information that reflects management's best judgment only as of the date of this presentation.

Confidential 3 2015 Objectives • Generating free cash flow • Focused acquisition strategy • Developing new products • Protecting margins • Improving operational performance

Confidential 4 Free Cash Flow History Cumulative Free Cash Flow - $616 million and Net Income - $592 million Note: Free Cash Flow is a non-GAAP measure. See reconciliation of Free Cash Flow to Net Income at the end of this presentation. $- $100 $200 $300 $400 $500 $600 $700 2009 2010 2011 2012 2013 2014 Net Income FCF

Confidential 5 Free Cash Flow to Net Income Ratio 2009 – 2014 Cumulative Free Cash Flow* to Cumulative Net Income Ratio 0 0.2 0.4 0.6 0.8 1 1.2 FET Average Large Equipment (NOV, FMC, CAM) Average Large Service (SLB, HAL, BHI) *FCF equals cash generated after working capital changes and after capital expenditures Source: Thomson One and Company Reports

Confidential 6 Free Cash Flow 2015 Focus • Working capital reduction • Lower capital expenditures • Focused M&A ($ millions) YTD 9/30/15 2014 2013 Free cash flow, before acquisitions Net income $ 44 $ 174 $ 129 Depreciation and amortization 49 65 61 Other, primarily working capital 24 31 21 Net cash provided by operations $ 117 $ 270 $ 211 Capital expenditures (28) (54) (60) Other 2 3 1 Free cash flow, before acquisitions $ 91 $ 219 $ 152

Confidential 7 Deployment of Cash • Seventeen acquisitions since the 2010 combination • New product development • $150 million share repurchase program − Repurchased 4.4 million shares in Q4 2014 for $100 million − $50 million remaining under existing program

Confidential 8 Capitalization and Credit Statistics Strong balance sheet ($ millions) 9/30/15 12/31/14 Capitalization 6.25% Senior unsecured notes due October 2021 $ 402 $ 403 Senior secured revolving credit facility ($600mm) - 25 Other debt 1 1 Total debt $ 403 $ 429 Total equity 1,431 1,396 Total capitalization $ 1,834 $ 1,825 Less: cash & cash equivalents 76 77 Net capitalization $ 1,758 $ 1,748 Credit Statistics Credit rating (S&P / Moody's) BB / Ba3 BB / Ba3 Net debt $ 327 $ 352 Liquidity $ 663 $ 641 Capitalization ratio 19% 20% Leverage ratio 1.5x 1.0x Interest coverage ratio 8.0x 12.4x

Confidential 9 Flow Equipment Refurbishment & Recertification Power Ends & Pumps J-Mac Tool - 2015 Manifolds & Treating Iron Wood Flowline - 2011 Fluid Ends, Valves, Fittings Phoinix Global - 2011 • The full suite of pumps, replacement power and fluid ends, manifolds, valves and treating iron • Critical consumable products for our hydraulic fracturing customers • Refurbishment and recertification services across the full product offering

Confidential 10 • Building a well intervention product offering for the service companies • Critical consumable products – coiled tubing and wireline • Capital items with significant aftermarket opportunity – pressure control Coiled Tubing Global Tubing JV - 2013 Wireline Cable Quality Wireline - 2014 Pressure Control Vanoil – 2008 Well Intervention

Confidential 11 EDGE™ II Desalter XLX –C ROV Coiled Tubing Products New Products • Coiled Tubing Pipeline –Offshore pipelines – Developing product for large, onshore market • Umbilical Tubes – Specialized offshore applications –Carbon steel coated center tube for injection lines and gaslift tubing • Perry XL series reliability • Highly versatile - tooling to IRM • Compact vessel footprint • Enhanced hydraulics system • High payload capability • Maximizes desalting performance and feedstock capacity • Utilizes our Kick Amp Responder technology • Controls output voltage of crude or desalting coalescing operation

Confidential 12 Improving Operational Performance and Cost Reductions • Manufacturing excellence – Develop and leverage centers of excellence – On time delivery – Shorten manufacturing lead times • Supply chain efficiencies – Supply base rationalization – Sourcing technology – e-sourcing – Upgrade organizational structure • Quality Management Systems – Industry certifications (API/ISO/ASME) – Lean/continuous improvement projects – Shop floor work instructions

Confidential 13 Protecting Margins • Scalable organization − Direct labor & overhead costs − SG&A costs • Minimal sustaining CAPEX requirements • Scalable capital spending with growth prospects • Procurement savings opportunities • Quality management initiatives Material 72% Labor Related 14% Variable Overhead 10% Fixed Overhead 4% 2014 COGS Breakdown

Confidential 14 3rd Quarter 2015 Results (Unaudited) Quarterly Revenue ($millions) and Adjusted EBITDA Margin % Note: EBITDA is a non-GAAP financial measure. See reconciliation of EBITDA to Net Income at the end of this presentation. $469 $439 $348 $284 $245 20.2% 19.1% 17.7% 14.5% 12.8% 0% 5% 10% 15% 20% 25% 30% 35% $100 $125 $150 $175 $200 $225 $250 $275 $300 $325 $350 $375 $400 $425 $450 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015

Confidential 15 Current Market – Q4 Update • E&P’s have exhausted budgets • Rig count declining • “Fracation” through year-end • Deferring maintenance • Customer priorities: - Preserve liquidity - Reduce expenses - Lower spending on OPEX items 700 750 800 850 900 8/21/2015 11/25/2015 US Land Rig Count US Land Rig Count

Confidential 16 Summary Large cap capabilities, small cap opportunities • Strong financial position • Free cash flow generation for enhanced shareholder value – Focused and disciplined M&A – New product development • Balanced and diverse portfolio mix • Protecting margins in downturn – Cost reductions – Scalable operations – Low CAPEX requirements • Responsive to activity levels – early to recover

Confidential 17 QUESTIONS?

Confidential 18 Offshore Construction Midstream & Downstream Business Drivers Subsea Activity 20% Valves 15% Drilling Contractors Rig Count 30% Oilfield Service Companies E&P Operators Well Count and Well Construction 35% E&P Operators Subsea Construction & Development Drilling Well Construction & Completion Stimulation & Intervention Production Infrastructure Key Customers Markets & Customers Full Well Cycle Exposure

Confidential 19 Focused Acquisition Strategy Global oilfield, manufactured products Leveraged to attractive secular growth trends Strong brand and market position Activity-based, consumable products High Growth International Expansion                             

Confidential 20 Subsea 19% Drilling 35% Well Construction & Completion 11% Stimulation & Intervention 10% Production 13% Infrastructure 12% United States 60% Europe Africa 17% Asia Pacific 9% Canada 6% Latin America 4% Middle East 4% Consumable Products 50% Other 2% Capital Equipment 48% Onshore 73% Offshore 27% Sources of Revenue As a percent of 2014 sales Purchase Cycle Well Cycle Onshore / Offshore Geography

Drilling & Subsea Segment

Drilling Technologies

FORUM ENERGY TECHNOLOGIES

Mission Critical Drilling Capital Equipment



Wrangler™ Catwalk



Offline Activity Crane



Blohm + Voss Oil Tools FLOORHAND™



AMC™ torque machines

Drilling Consumable Product Suite



XL Backsaver



1,000 ton hydraulic elevator

Mousehole tool





125 ton air spider



Casing slip

Drill pipe float valve





P-Quip™ mud pump liner retention system



Merrimac Mud Pump Fluid End



Coiled Tubing BOP

Confidential

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Confidential 22 ROV Components Drilling & Subsea Segment Subsea Technologies PIG launchers Tether Management Systems Largest range of ROVs in industry Perry™ and Sub-Atlantic™ VMax™ Simulation Systems Trenchers Hot Stabs

Confidential 23 Production & Infrastructure Segment Flow Equipment

Confidential 24 Davis-Lynch™ Casing & Cementing Technology Drilling & Subsea Segment Downhole Technologies 1) Spears & Associates – 2012 “Oilfield Market Report,” casing hardware market by revenue. Weatherford 39% Halliburton 17% Forum (Davis- Lynch) 11% Top-Co 8% Varel 3% Others 22% Downhole Completion Tools Cannon™ Protection Systems Wireline Composite Frac Plugs Trusted Name in a Consolidated Market1

Confidential 25 Production & Infrastructure Segment Production Equipment Heater Treater Separators Well Manifold Tanks

Confidential 26 Two piece trunnion valves for the shale markets Production & Infrastructure Segment Valve Solutions Specified ball valve of choice for the US Strategic Petroleum Reserve Preferred valve supplier to leading Canadian oil sands producers

Confidential 27 Actual ($ millions) Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 EBITDA Reconciliation Net Income attributable to common stockholders $ 52 $ 46 $ 29 $ 9 $ 7 Interest expense 8 7 8 8 7 Depreciation and amortization 17 16 16 16 17 Income tax expense 21 16 11 2 1 Transaction and restructuring expenses 2 3 5 2 2 Loss / (gain) on FX, net (5) (4) (7) 4 (3) Adj. EBITDA $ 95 $ 84 $ 62 $ 41 $ 31 Reconciliation of Non-GAAP Measures (Unaudited) Note: The Company believes EBITDA is useful to investors because it is an appropriate measure of evaluating operating performance and liquidity that reflects the resources available for strategic opportunities including, among others, investing in the business, strengthening the balance sheet, repurchasing the Company’s securities, and making strategic acquisitions. In addition, EBITDA is a widely used benchmark in the investment community.

Confidential 28 Reconciliation of Non-GAAP Measures (Unaudited) Note: The Company believes free cash flow, before acquisitions is an important measure because it encompasses both profitability and capital management in evaluating results. ($ millions) 2014 2013 2012 2011 2010 2009 Free cash flow, before acquisitions Net income $ 174 $ 129 $ 152 $ 94 $ 24 $ 19 Depreciation and amortization 65 61 52 41 33 38 Other, primarily working capital 31 21 (66) (96) 9 51 Net cash provided by operations $ 270 $ 211 $ 138 $ 39 $ 66 $ 108 Capital expenditures (54) (60) (50) (41) (20) (15) Other 3 1 12 1 1 6 Free cash flow, before acquisitions $ 219 $ 152 $ 100 $ (1) $ 47 $ 99